UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report: May 17, 2017
(Date of earliest event reported)
AKAMAI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27275	04-3432319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
150 Broadway
Cambridge, Massachusetts 02142
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 444-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the annual meeting of stockholders of Akamai Technologies, Inc. (the “Company”) held on May 17, 2017 (the “Annual Meeting”), the Company’s stockholders approved the following amendments to the Akamai Technologies, Inc. 2013 Stock Incentive Plan (the “2013 Plan”), which had previously been adopted by the Company’s Board of Directors subject to stockholder approval:

•	To increase the number of shares available for grant under the 2013 Plan by 7,500,000

•
To provide that no award may vest earlier than the first anniversary of its date of grant, unless such award is granted in lieu of salary, bonus or other compensation otherwise earned by or payable to the participant (subject to an exception for awards granted, in the aggregate, for up to 5% of shares authorized for issuance under the 2013 Plan)

•	To provide that dividends declared on unvested shares of restricted stock will only be paid when the restrictions on such stock have lapsed

•
To state that the Board of Directors of the Company may delegate to one of more of the Company’s officers the authority to grant equity awards, including restricted stock, to participants who are not executive officers

•	To amend the tax withholding provisions to reflect changes in applicable financial accounting rules that permit share withholding in excess of statutory minimum withholding obligations

•	To eliminate the cap on the number of awards other than stock options and stock appreciation rights that may be granted
The following brief description of the 2013 Plan is qualified in its entirety by reference to the complete text of the plan and is incorporated herein by reference. See Exhibit 99.1 to this Current Report on Form 8-K.
The 2013 Plan allows for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash-based awards. Subject to adjustment in the event of stock splits, stock dividends or similar events, awards may be made under the 2013 Plan for the sum of (i) up to 18,500,000 shares of the Company’s common stock and (ii) up to 753,814 shares of common stock subject to awards that are outstanding under the Company’s existing equity incentive plans that are terminated, canceled, surrendered or forfeited.
Employees, officers, directors, consultants and advisors of the Company and its subsidiaries are eligible to be granted awards under the 2013 Plan. Under present law, however, incentive stock options may only be granted to employees of the Company and its majority owned subsidiaries. The 2013 Plan is administered by the Company’s Board of Directors. Under the terms of the 2013 Plan, the Board of Directors may delegate authority under the 2013 Plan to one or more committees or subcommittees of the Board of Directors. The Board of Directors has authorized its Compensation Committee (the “Committee”) to administer certain aspects of the 2013 Plan, including the granting of awards to executive officers. In addition, as permitted by the terms of the 2013 Plan, the Board of Directors has delegated to the Chief Executive Officer of the Company, as a committee of one director, the authority to grant equity awards to non-executive employees in accordance with guidelines established by the Committee.
The Board of Directors or the Committee may modify awards granted to participants who are foreign nationals or employed outside the United States or establish sub plans or procedures under the 2013 Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, five items of business were acted upon by stockholders. There were 173,609,264 shares of the Company’s common stock eligible to vote, and 155,435,821 shares present in person or by proxy at the Annual Meeting.
1.     The following nominees were elected to the Company’s Board of Directors as Class III for terms expiring at the 2020 annual meeting of stockholders.

Nominees	For	Against	Abstain	Broker Non-Votes
Monte Ford	139,495,195	1,737,680	284,180	13,918,766
Frederic Salerno	136,592,172	4,744,984	179,899	13,918,766
Bernardus Verwaayen	139,309,573	1,929,663	277,819	13,918,766
Following the Annual Meeting, George Conrades, Jill Greenthal, Daniel Hesse and Tom Leighton, having terms expiring in 2018, and Pamela Craig, Jonathan Miller, Paul Sagan and Naomi Seligman, having terms expiring in 2019, continued in office.
2.    Amendments to the 2013 Plan were approved.

For:	116,610,302
Against:	24,789,601
Abstain:	117,152
Broker Non-Votes:	13,918,766
3. A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For:	119,160,895
Against:	22,236,880
Abstain:	119,280
Broker Non-Votes:	13,918,766
4. The stockholders recommended, in a non-binding, advisory vote, that future advisory votes on the compensation of the Company’s named executive officers be held every year.

Every 1 Year:	130,863,335
Every 2 Years:	226,597
Every 3 Years:	10,301,767
Abstain:	125,356
Broker Non-Votes:	13,918,766
After taking into consideration the foregoing voting results and the Board’s prior recommendation in favor of an annual advisory stockholder vote on the compensation of the Company’s named executive officers, the Board intends to hold future advisory votes on the compensation of the Company’s named executive officers every year.
5.     The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017 was ratified.

For:	152,274,321
Against:	3,025,528
Abstain:	135,972

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1        Akamai Technologies, Inc. 2013 Stock Incentive Plan, as amended.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2017	AKAMAI TECHNOLOGIES, INC.
By:	/s/ Melanie Haratunian
Melanie Haratunian, Executive Vice President, General Counsel and Corporate Secretary

6

EXHIBIT INDEX

Exhibit No.    Description
99.1        Akamai Technologies, Inc. 2013 Stock Incentive Plan, as amended.